SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 8, 2003

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Required FD Disclosure.  On August 8, 2003,
Hancock Holding Company announced by press release it will purchase Magna
Insurance Company.  A copy of this press release is attached hereto as
Exhibit 99.1.

Item 7.  Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated August 8, 2003, headed "Hancock Bank to
                             purchase Magna Insurance"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2003
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:  /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
August 8, 2003

For More Information
Carl J. Chaney, CFO, Hancock Holding Company
Paul D. Guichet, Vice President, Investor Relations
Telephone:  1.800.522.6542 (x. 85242)

===================================================================================================================

                                        Hancock Bank to purchase Magna Insurance

     GULFPORT,  MS (August 8, 2003) - An agreement  announced today by senior officers of Hancock Holding Company -
the parent company of  104-year-old  Hancock Bank - will expand the  Gulfport-based  company's  insurance  business footprint across 14 new states.

     Under the terms of the agreement,  Hancock will purchase Magna Insurance  Company,  a wholly owned  subsidiary of Union Planters  Corporation,  Memphis,  TN.  Harrison Life Insurance  Company,  an existing  Hancock  subsidiary conducting  business in  Mississippi  and  Louisiana,  will merge with Magna  Insurance  Company.  The venture will enable Hancock to offer Magna products and services  through  Hancock Bank and other client banks across the entire southeastern  United States,  including Texas and Florida,  and much of the Midwest.  Hancock  executives expect to complete the purchase by the fourth quarter of this year.

     "Harrison Life Insurance  Company has been an important part of the Hancock  corporate  structure  since 1978.
As Magna  merges with  Harrison  Life,  we look  forward to building on that success and creating new lines of life insurance  products  for  customers.  This  acquisition  represents  a logical,  strategic  step  toward  Hancock's corporate  goal of growing as a  full-service  financial  services  company,"  said Hancock  Holding  Company Chief
Financial Officer Carl J. Chaney.

     Chartered  in  1987,  Magna  Insurance  Company  is a  well-capitalized,  profitable  life  insurance  company headquartered  in Mississippi and licensed for business in 16 states,  including  Mississippi  and Louisiana.  With assets  of  $28.3  million,  Magna  is  rated  B++,  or very  good,  by A.M.  Best,  the  world's  oldest  and most authoritative  source of insurance  company ratings and information and the industry's  standard measure of insurer financial  performance.  Magna  is  currently  approved  for  business  in  Alabama,  Arkansas,  Florida,  Georgia,
Illinois, Indiana, Iowa, Kentucky,  Louisiana,  Mississippi,  Missouri, North Carolina, South Carolina,  Tennessee,
Texas, and Virginia.

     Hancock Holding Company has assets over $4.0 billion.  Founded 1899,  Hancock Bank  consistently  ranks as one of America's  strongest,  safest five-star financial  institutions.  Hancock Bank operates 102 full-service offices and over 140 automated  teller machines  throughout South  Mississippi and Louisiana as well as other  subsidiaries
Hancock Investment Services,  Inc., Hancock Insurance Agency,  Hancock Mortgage  Corporation,  and Harrison Finance
Company.   Additional  corporate   information  and  on-line  banking  and  bill  pay  services  are  available  at
www.hancockbank.com.

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